Exhibit 10.10(f)

AMENDMENT NUMBER SIX

to the

Warehouse Loan and Security Agreement

Dated as of February 10, 2000

as Amended and Restated to and including February 4, 2005

among

AAMES INVESTMENT CORPORATION

AAMES CAPITAL CORPORATION

AAMES FUNDING CORPORATION

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER SIX is made this 18h day of January, 2006, among AAMES INVESTMENT CORPORATION, AAMES CAPITAL CORPORATION, AAMES FUNDING CORPORATION, each having an address at 350 South Grand Avenue, Los Angeles, California 90071 (each, a “Borrower” and collectively, “the Borrowers”) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Lender”), to the Warehouse Loan and Security Agreement, dated as of February 10, 2000 as amended and restated to and including February 4, 2005, by and between the Borrowers and the Lender, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Borrowers and the Lender have agreed to amend the Agreement to permit the amount of Second Lien Mortgage Loans that are pledged to the Borrower pursuant to the Agreement during the period from January 18, 2006 to February 17, 2006 to be $25,000,000 instead of the current limit of $15,000,000, as more fully set forth herein; and

WHEREAS, as of the date of this Amendment, the Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and are not in default under the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.           Effective as of January 18, 2006, clause (16) to the definition of “Collateral Value” in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

(16)         if such Mortgage Loan is a Second Lien Mortgage Loan and the Collateral Value of such Second Lien Mortgage Loan when added to the aggregate Collateral Value of all other Second Lien Mortgage Loans exceeds (a) $25,000,000 during the period from January 18, 2006 to February 18, 2006, or (b) $15,000,000 at any other time;

SECTION 2.           Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3.           Fees and Expenses. The Borrowers agree to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number Six (including all reasonable fees and out of pocket costs and expenses of the Lender’s legal counsel incurred in connection with this Amendment Number Six), in accordance with Section 11.03 of the Agreement.

SECTION 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 5. Representations. The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 6. Governing Law. This Amendment Number Six shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

SECTION 7. Counterparts. This Amendment Number Six may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Six to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES CAPITAL CORPORATION
(Borrower)

By:	/s/ Jon D. Van Deuren
Name: Jon D. Van Deuren
Title:	Executive Vice President - Finance and Chief
Financial Officer

AAMES FUNDING CORPORATION
(Borrower)

By:	/s/ Jon D. Van Deuren
Name: Jon D. Van Deuren
Title:	Executive Vice President - Finance and Chief
Financial Officer

AAMES INVESTMENT CORPORATION
(Borrower)

By:	/s/ Jon D. Van Deuren
Name: Jon D. Van Deuren
Title:	Executive Vice President - Finance and Chief
Financial Officer

GREENWICH CAPITAL FINANCIAL
PRODUCTS. INC.
(Lender)

By:	/s/ James T. Raezer
Name: James T. Raezer
Title: Managing Director